UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25821 Industrial Blvd.,
Suite 100
Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed in that Current Report on Form 8-K filed by Tivic Health Systems, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on July 28, 2023, the Company received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as of July 21, 2023, the Company’s common stock had a closing bid price of $0.10 or less for ten consecutive trading days and that, consistent with Nasdaq Listing Rule 5810(c)(3)(A)(iii), the Staff had determined to delist the Company’s common stock from the Nasdaq Capital Market. On July 27, 2023, the Company submitted a request for a hearing before a Nasdaq Hearings Panel to appeal the Staff’s delisting determination, which was granted and the hearing (the “Hearing”) was scheduled to occur on September 21, 2023.

As further disclosed in that Current Report on Form 8-K filed by the Company with the Commission on August 22, 2023, the Company effected a 1-for-100 reverse stock split on August 21, 2023 (the “Reverse Split”) in order to regain compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Marketplace Rule 5550(a)(2). Since the effective date of the Reverse Split, and through the date of this Current Report on Form 8-K, the closing bid price of the Company’s common stock has been above $1.00.

On September 15, 2023, Nasdaq notified the Company that the Company’s bid price deficiency has been cured and that the Company is in compliance with all applicable listing standards. As a result, Nasdaq has cancelled the Hearing, reversed its delisting determination and confirmed that the Company’s common stock will continue to be listed and traded on the Nasdaq Capital Market under the symbol “TIVC.”

Item 7.01	Regulation FD Disclosure.

On September 20, 2023, the Company issued a press release announcing that the Company regained compliance with the Nasdaq listing requirements. A copy of that press release is furnished as Exhibit 99.1 to this Current Report, and is incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. The Company’s ability to maintain its Nasdaq Listing, actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release, dated September 20, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date: September 20, 2023	By:	/s/ Jennifer Ernst
	Name:	Jennifer Ernst
	Title:	Chief Executive Officer